SUPPLEMENT TO THE PROSPECTUSES,

SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO LARGE CAP STOCK FUNDS

Wells Fargo Low Volatility U.S. Equity Fund
(the “Fund”)

At a meeting held on November 9-10, 2017, the Board of Trustees of Wells Fargo Funds Trust unanimously approved the closure and liquidation of the Class R Shares (the “Classes”) of the Fund.

The liquidation of the Classes is expected to occur after close of business on or about November 13, 2017.

Following the liquidation of the Classes, all references to the Classes in relation to the Fund are removed.

November 13, 2017                                                                                                     LCNR117/P107ASP